Exhibit 10.1

SEVENTH AMENDMENT
TO DEBTOR-IN-POSSESSION
CREDIT AGREEMENT

        This SEVENTH AMENDMENT TO DEBTOR-IN-POSSESSION CREDIT AGREEMENT (this “Amendment”) is dated as of May 31, 2005 and entered into by and among INTERMET CORPORATION, a Georgia corporation (“Company”), THE SUBSIDIARIES OF COMPANY LISTED ON THE SIGNATURE PAGES HEREOF AS BORROWERS (collectively, Company and such Subsidiaries of Company are “Borrowers” and each a “Borrower”), THE BANK OF NOVA SCOTIA, as Administrative Agent for the Lenders (“Administrative Agent”) and as a Lead Lender, DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent and Co-Agent for the Lenders (“Collateral Agent”) and as a Lead Lender, and the undersigned Lenders, and is made with reference to that certain Debtor-In-Possession Revolving Credit Agreement dated as of October 22, 2004 (as amended, supplemented or otherwise modified to the date hereof, the “Credit Agreement”), by and among Borrowers, the Lenders, Administrative Agent and Collateral Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

RECITALS

        WHEREAS, Borrowers, Lead Lenders and the undersigned Lenders desire to amend the Credit Agreement on the terms and conditions set forth below;

        NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

        1.1 Amendment to Subsection 1.1.

        Subsection 1.1 of the Credit Agreement is hereby amended by deleting the definitions of “Covenant Addendum” and “DiSA Machine” contained therein in their entirety and inserting the following definitions in appropriate alphabetical order:

“Covenant Addendum” means (i) with respect to any period ending prior to May 31, 2005, the addendum to this Agreement, substantially in the form of Exhibit XIV annexed hereto, delivered to Agents and Lenders by Company pursuant to subsection 6.1(xvii) and approved by Lead Lenders, and (ii) with respect to any period ending on or after May 31, 2005, Annex A to the Seventh Amendment.

“DiSA Machine” means any one or more of the following: (i) the mold production equipment purchased by Company from DiSA Industries, Inc. on or about the Fifth Amendment Effective Date for the Hibbing plant for an aggregate purchase price not to exceed $2,100,000; and (ii) the mold production equipment purchased by Company from DiSA Industries, Inc. on or about the Seventh Amendment Effective Date for its Radford, Virginia plant for an aggregate purchase price not to exceed $3,000,000, to the extent such purchase is approved by the Bankruptcy Court pursuant to an order reasonably satisfactory to Agents.

“Exit Lender Work Fee Payments” means payments in an aggregate amount not to exceed $150,000 made on or after the Seventh Amendment Effective Date to certain financial institutions to fund work fees relating to exit financing from the Chapter 11 Cases proposed to be provided to Debtors by such financial institutions, to the extent such payments are approved by the Bankruptcy Court.

“Seventh Amendment Effective Date” means that certain Seventh Amendment to Debtor-In-Possession Credit Agreement dated as of May 31, 2005 by and among Borrowers, Agents, Lead Lenders and the Lenders party thereto.

“Seventh Amendment Effective Date” has the meaning assigned to that term in the Seventh Amendment.

        1.2 Amendment to Subsection 2.10.

        Subsection 2.10 of the Credit Agreement is hereby amended by deleting the last sentence thereof in its entirety and substituting therefor the following new sentence:

“Notwithstanding anything to the contrary in this subsection 2.10, Borrowers, with the approval of the Bankruptcy Court, may make the Exit Lender Work Fee Payments and enter into the Lazard Agreements and the CMD Agreements.”.

        1.3 Amendment to Subsection 3.1.

        Subsection 3.1A(ii) of the Credit Agreement is hereby amended by deleting the reference to “$10,000,000” contained therein and substituting therefor “$15,000,000".

        1.4 Amendment to Subsection 5.15.

        Subsection 5.15A of the Credit Agreement is hereby amended by deleting the last sentence thereof in its entirety and substituting therefor the following new sentence:

“Notwithstanding anything in this subsection 5.15A to the contrary, Liens on any DiSA Machine permitted under subsection 7.2A(iv)(b) shall have priority over any Lien on such DiSA Machine in favor of Collateral Agent for the benefit of the Lenders.”

        1.5 Amendment to Subsection 7.2A.

        Subsection 7.2A of the Credit Agreement is hereby amended by deleting clause (iv) therefrom in its entirety and substituting therefor the following:

    “(iv)        Liens securing (a) Indebtedness permitted by subsection 7.1(iii) or (b) the unpaid purchase price of any DiSA Machine, so long as (x) in the case of clause (a), the Liens securing such Indebtedness shall attach only to the assets purchased with the proceeds of such Indebtedness, (y) in the case of clause (b), the Liens securing such unpaid purchase price shall attach only to the applicable DiSA Machine, and (z) on any date of determination the aggregate amount of outstanding Indebtedness incurred pursuant to subsection 7.1(iii) together with the aggregate unpaid purchase price for all DiSA Machines shall not exceed $7,5000,000.”

        1.6 Amendment to Subsection 7.5.

        Subsection 7.5(ii) of the Credit Agreement is hereby amended by (i) deleting the “and” immediately after the reference to “subsection 2.10” contained therein and substituting therefore “,”, and (ii) adding immediately prior to the “;” at the end thereof the following:

      “and Exit Lender Work Fee Payments”.

        1.7 Amendments to Subsection 8.6.

        A.     Subsection 8.6(a)(vii) of the Credit Agreement is hereby amended by adding immediately prior to the reference to “the Lazard Agreements” contained therein the phrase “the Exit Lender Work Fee Payments,”.

        B.     Subsection 8.6(b) of the Credit Agreement is hereby amended by adding immediately prior to the phrase “authority to enter into the Lazard Agreements” contained therein the phrase “authority to make the Exit Lender Work Fee Payments and/or”.

SECTION 2. BORROWER’S REPRESENTATIONS AND WARRANTIES

        In order to induce the Lead Lenders and the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrowers represent and warrant to each Lead Lender and Lender that the following statements are true, correct and complete:

        2.1  Corporate Power and Authority. Each Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the “Amended Agreement”).

        2.2  Authorization of Agreements. The execution and delivery of this Amendment has been duly authorized by all necessary action on the part of each Borrower and the performance of the Amended Agreement has been duly authorized by all necessary action on the part of each Borrower.

        2.3  No Conflict. The execution and delivery by each Borrower of this Amendment and the performance by each Borrower of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to any Borrower or any of its Subsidiaries, or the Organizational Documents of any Borrower or any of its Subsidiaries or any order, judgment or decree of the Bankruptcy Court of any other Government Authority binding on any Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of any Borrower or any of its Subsidiaries or any applicable order of the Bankruptcy Court, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Borrower or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Collateral Agent on behalf of the Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of any Borrower or any of its Subsidiaries.

        2.4  Governmental Consents. The execution and delivery by each Borrower of this Amendment and the performance by each Borrower of the Amended Agreement do not and will not require any Governmental Authorization.

        2.5  Binding Obligation. This Amendment has been duly executed and delivered by each Borrower, and each of this Amendment and the Amended Agreement is the legally valid and binding obligations of each Borrower enforceable against each Borrower in accordance with its respective terms.

        2.6  Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Seventh Amendment Effective Date (as hereinafter defined) to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

        2.7  Absence of Default. As of the date hereof after giving effect hereto, there exists no Event of Default or Potential Event of Default under the Credit Agreement.

        2.8  Final Borrowing Order. The Final Borrowing Order is in full force and effect and has not been stayed by the Bankruptcy Court or any other court of competent jurisdiction and has not been reversed, vacated or otherwise modified after the entry thereof.

SECTION 3. CONDITIONS TO EFFECTIVENESS

        This Amendment shall become effective on the first date (such date being referred to herein as the “Seventh Amendment Effective Date”) on which Borrowers, Requisite Lenders and each Lead Lender shall have each executed a counterpart hereof, and Company and Agents shall have received written or telephonic notification of such execution and authorization of delivery of such counterparts; provided, however, that notwithstanding anything contained in this Amendment or any of the Loan Documents to the contrary, (a) it shall be a condition subsequent to the effectiveness of this Amendment that (i) on or prior to June 2, 2005, Borrowers shall have paid in full all outstanding statements for fees and expenses of each of Collateral Agent and Administrative Agent and their respective experts and counsel (including, but not limited to, O’Melveny & Myers LLP, Wachtell, Lipton, Rosen & Katz, Pepper Hamilton LLP and Capstone Corporate Recovery LLC) to the extent submitted to Company prior to 12:00 Noon (New York City time) on June 1, 2005, (ii) on or prior to June 14, 2005, Borrowers shall have paid, in immediately available funds, a nonrefundable amendment fee in the aggregate amount of $75,000 to Administrative Agent, for distribution to each Lender that has executed and delivered to Agents a counterpart of this Amendment prior to 12:00 Noon (New York City time) on June 3, 2005 according to the relative Revolving Commitments of all such Lenders, and (iii) on or prior to June 14, 2005, the Bankruptcy Court shall have approved this Amendment and the payment of the fees described in clause (ii) of this proviso pursuant to an order in form and substance satisfactory to Agents; and (b) all amendments contained in or effected by this Amendment shall be immediately null and void, ab initio, and of no force and effect whatsoever, if any of the conditions subsequent set forth in clauses (i) through (iii) of this proviso is not satisfied by the relevant date set forth in such clause.

SECTION 4. ACKNOWLEDGEMENT AND CONSENT

        Each Borrower hereby acknowledges that such Borrower has read this Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Borrower under each of the Loan Documents to which such Borrower is a party shall not be impaired and each of the Loan Documents to which such Borrower is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.

SECTION 5. MISCELLANEOUS

5.1	Reference to and Effect on the Credit Agreement and the Other Loan Documents.

        A.          On and after the Seventh Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

        B.          Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

        C.          The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

        5.2  Fees and Expenses. Each Borrower acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent and Collateral Agent and their respective counsel (including, without limitation, O’Melveny & Myers LLP, Wachtell, Lipton, Rosen & Katz, Pepper Hamilton LLP and Capstone Corporate Recovery LLC) with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers.

        5.3  Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

        5.4  Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

        5.5  Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

         BORROWERS:

INTERMET CORPORATION

By: /s/ Alan J. Miller
Name: Alan J. Miller
Title: Vice President

ALEXANDER CITY CASTING COMPANY, INC.

By: /s/ Alan J. Miller
Name: Alan J. Miller
Title: Vice President

CAST-MATIC CORPORATION

By: /s/ Alan J. Miller
Name: Alan J. Miller
Title: Vice President

COLUMBUS FOUNDRY, L.P.

By: /s/ Alan J. Miller
Name: Alan J. Miller
Title: Vice President

DIVERSIFIED DIEMAKERS, INC.

By: /s/ Alan J. Miller
Name: Alan J. Miller
Title: Vice President

GANTON TECHNOLOGIES INC.

By: /s/ Alan J. Miller
Name: Alan J. Miller
Title: Vice President

INTERMET HOLDING COMPANY

By: /s/ Alan J. Miller
Name: Alan J. Miller
Title: Vice President

INTERMET ILLINOIS, INC.

By: /s/ Alan J. Miller
Name: Alan J. Miller
Title: Vice President

INTERMET INTERNATIONAL, INC.

By: /s/ Alan J. Miller
Name: Alan J. Miller
Title: Vice President

INTERMET U.S. HOLDING, INC.

By: /s/ Alan J. Miller
Name: Alan J. Miller
Title: Vice President

IRONTON IRON, INC.

By: /s/ Alan J. Miller
Name: Alan J. Miller
Title: Vice President

LYNCHBURG FOUNDRY COMPANY

By: /s/ Alan J. Miller
Name: Alan J. Miller
Title: Vice President

NORTHERN CASTINGS CORPORATION

By: /s/ Alan J. Miller
Name: Alan J. Miller
Title: Vice President

SUDBURY, INC.

By: /s/ Alan J. Miller
Name: Alan J. Miller
Title: Vice President

SUDM, INC.

By: /s/ Alan J. Miller
Name: Alan J. Miller
Title: Vice President

TOOL PRODUCTS, INC.

By: /s/ Alan J. Miller
Name: Alan J. Miller
Title: Vice President

WAGNER CASTINGS COMPANY

By: /s/ Alan J. Miller
Name: Alan J. Miller
Title: Vice President

WAGNER HAVANA, INC.

By: /s/ Alan J. Miller
Name: Alan J. Miller
Title: Vice President

         AGENTS AND LENDERS:

THE BANK OF NOVA SCOTIA,
as Administrative Agent and as a Lead Lender and a Lender

By: /s/ Ronald Dooley
Name: Ronald Dooley
Title: Director

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Collateral Agent and as a Lead Lender and a Lender

By: /s/ Frank Fazio
Name: Frank Fazio
Title: Director